Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Annual Report on Form 10-K of Ferrellgas, L.P. (“the Partnership”) for the year ended July 31, 2005, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership at the dates and for the periods indicated within the Report.
     The foregoing certification is made solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the “knowledge” and “willfulness” qualifications contained in 18 U.S.C. Section 1350(c).
     This certification is being furnished to the SEC and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, this certification is not to be incorporated by reference into any registration statement of the Partnership or other filing of the Partnership made pursuant to the Exchange Act or Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.
Dated: October 11, 2005

/s/ James E. Ferrell
James E. Ferrell
Chairman, President and Chief Executive Officer of Ferrellgas, Inc., the Partnership's general partner

/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer of Ferrellgas, Inc., the Partnership's general partner

*As required by 18 U.S.C. Section 1350, a signed original of this written statement has been provided to the Partnership.